                                                                   EXHIBIT 99(a)

     THIS IS NOT A PROXY NOR IS IT AN OFFER TO BUY OR PROMISE TO BUY SHARES

                                 ELECTION FORM
                                      FOR
                           CLASS A COMMON SHARES AND
                            CLASS B COMMON SHARES OF
                           THE J. M. SMUCKER COMPANY

     PLEASE DO NOT SEND THIS FORM IN WITH YOUR PROXY CARD. INSTEAD, AFTER COMPLETING THIS FORM, PLEASE RETURN IT TO OUR DEPOSITARY, COMPUTERSHARE INVESTOR SERVICES, LLC IN THE ENCLOSED BROWN ENVELOPE, OR DELIVER TO:

  By Hand or Courier:                   By Mail:
  COMPUTERSHARE INVESTOR SERVICES, LLC  COMPUTERSHARE INVESTOR SERVICES, LLC
  WALL STREET PLAZA                     WALL STREET STATION
  88 PINE STREET, 19TH FLOOR            P.O. BOX 1023
  NEW YORK, NEW YORK 10005              NEW YORK, NEW YORK 10268-1023

IF YOU HAVE QUESTIONS CONCERNING THIS FORM, PLEASE CALL CORPORATE INVESTOR COMMUNICATIONS, INC. AT 1-888-560-9903.

     Please read the very important instructions (printed on blue paper) included with this election form before completing this election form. IF YOU DO NOT WISH TO SELL ANY OF YOUR CLASS A OR CLASS B COMMON SHARES OF THE J. M. SMUCKER COMPANY TO SMUCKER, YOU DO NOT NEED TO SUBMIT THIS ELECTION FORM AND EACH OF YOUR CLASS A AND CLASS B COMMON SHARES WILL THEN AUTOMATICALLY BE CONVERTED INTO ONE NEW VOTING COMMON SHARE OF THE J. M. SMUCKER COMPANY FOLLOWING SHAREHOLDER APPROVAL OF THE COMBINATION.

     To be effective, this completed election form, together with your share certificate(s), must be received by the Depositary before 5:00 P.M., EASTERN DAYLIGHT TIME, ON AUGUST 14, 2000. Be sure to allow sufficient mail delivery time. If this election form and your share certificate(s) are not received in time, we will assume that you wish all of your shares to be converted into new Smucker voting common shares. Do not sign the certificate(s) you submit.

                    DESCRIPTION OF CERTIFICATES SURRENDERED

     If not enough space is provided, please provide the information on a separate piece of paper and attach it to this form.

------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS OF SHARES        NUMBER OF
                     NAME OF REGISTERED                                            REPRESENTED BY          SHARES
                HOLDER(S) EXACTLY AS NAME(S)                     CERTIFICATE      EACH CERTIFICATE     REPRESENTED BY
                 APPEAR(S) ON CERTIFICATES                         NUMBERS            (A* OR B)       EACH CERTIFICATE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL SHARES:
------------------------------------------------------------------------------------------------------------------------

* Class A certificates issued prior to September 30, 1991 are designated "Common" instead of "Class A Common."

                                    ELECTION

     Subject to the terms and conditions described in this election form, I elect to receive $18.50 in cash per share for the following number of Class A and/or Class B common shares:

--------------------- Class A common        --------------------- Class B common
shares.                                     shares.
(INSERT NUMBER OF SHARES OR "ALL")          (INSERT NUMBER OF SHARES OR "ALL")

     Subject to the terms and conditions described in this election form, I elect to receive $18.50 in cash per share for the following number of Class A and/or Class B common shares in my dividend reinvestment account:

--------------------- Class A common        --------------------- Class B common
shares.                                     shares.
(INSERT NUMBER OF SHARES OR "ALL")          (INSERT NUMBER OF SHARES OR "ALL")

     I understand that all of the shares that I have elected to sell may not be purchased by Smucker. Any unaccepted share certificates will be returned to me. Shares not purchased from partially tendered or unaccepted share certificates will be reissued to me in a new certificate. Dividend reinvestment purchases will be shown on the first statement issued after the shares are purchased.

     SIGNATURES REQUIRED OF ALL SHAREHOLDERS SUBMITTING THIS ELECTION FORM

     Please sign your name in the form in which your shares are registered and fill in the date below. In case of multiple or joint ownership, all should sign. If signature is by attorney, executor, administrator, trustee, guardian, or other person acting in a fiduciary capacity, indicate the full title.

Dated: ------------------------------ ,     X
2000                                        ----------------------------------------
                                            Signature of Shareholder

Please print name (and title if signing     ----------------------------------------
in a fiduciary capacity), address and       ----------------------------------------
telephone number:                           ----------------------------------------
                                            ----------------------------------------
                                            X
                                            ----------------------------------------
                                            Signature of Shareholder

Please print name (and title if signing     ----------------------------------------
in a fiduciary capacity), address and       ----------------------------------------
telephone number:                           ----------------------------------------
                                            ----------------------------------------
Please contact our Depositary at
1-800-245-7630 if you wish to deliver
your certificates by means of a
guaranteed delivery procedure and do not
understand the instructions on the
enclosed form entitled "Notice of
Guaranteed Delivery."

     If you wish to have the check issued to you in payment of your shares made payable to the order of a person other than the person(s) signing this election form please complete the box entitled "Special Payment Instructions."

     If you wish to have the check issued to you in payment of your shares:

     - sent to someone other than the person(s) signing this election form; or

     - sent to the person(s) signing this form but at an address other than that shown on this election form please complete the box entitled "Special Delivery Instructions."

     You may disregard this page of the election form if none of the above applies to you.

                         SPECIAL DELIVERY INSTRUCTIONS
     To be completed ONLY if the check issued to you in payment of your shares is to be sent to another person or to an address other than as set forth beneath the record holder's signature on this election form.

Check to be delivered to:

Name:
                                 (Please Print)

Address:
                                   (Include Zip Code)

                 *Please attach additional sheets if necessary.

                          SPECIAL PAYMENT INSTRUCTIONS

     To be completed ONLY if the check issued to you in payment of your shares is to be made payable to the order of a person other than the record holder(s) of the common shares.

Check to be issued to:

Name:
                                    (Please Print)

Address:
                                   (Include Zip Code)

                 (Tax Identification or Social Security Number)

                          *IMPORTANT TAX INFORMATION*

     Under the federal income tax laws, if you are surrendering certificates representing Class A or Class B common shares, you are required to provide our Depositary with your correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. If you do not provide our Depositary with the correct TIN, you may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash payment that you may receive for your certificates representing Class A or Class B common shares may be subject to a 31% backup withholding.

     Certain certificate holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as such an exempt recipient, the holder must submit a Form W-8 (certificate of foreign status), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from our Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

     If backup withholding applies to you, our Depositary is required to withhold 31% of any cash amounts otherwise payable to you. Backup withholding is not an additional income tax. Rather, if you are subject to backup withholding, your tax liability will be reduced by the amount of tax withheld, provided that you give certain required information to the Internal Revenue Service. If withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service. PLEASE CONSULT YOUR ACCOUNTANT OR TAX ADVISOR FOR FURTHER GUIDANCE IN COMPLETING THE SUBSTITUTE FORM W-9.

WHAT IS THE PURPOSE OF SUBSTITUTE FORM W-9?

     To prevent backup withholding on cash payments that are made to a holder of certificates representing Class A or Class B common shares that are surrendered for payment in connection with the combination.

WHAT NUMBER TO GIVE OUR DEPOSITARY

     Give our Depositary the social security number or employee identification number of the record holder(s) of the certificates. If the certificates are in more than one name or are not in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     If the record holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number, and return them to our Depositary. Notwithstanding that the Substitute Form W-9 is completed, our Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to our Depositary.

-----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9
-----------------------------------------------------------------------------------------------------------------------
 Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below).
 Name:
 ----------------------------------------------------------------------------------------------------------------------
 Address:
 ----------------------------------------------------------------------------------------------------------------------
 City, State and Zip Code:
 ----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE
FORM W-9                                      TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS  TIN NUMBER
DEPARTMENT OF THE                             Enter your taxpayer identification number in  (Social Security Number
TREASURY INTERNAL                             the appropriate box. For most individuals     or Employer
REVENUE SERVICE                               this is your social security number. If you   Identification Number):
                                              do not have a number, see the enclosed        --------------------------
                                              Guidelines. If awaiting TIN, write "Applied   (number)
                                              For."
-----------------------------------------------------------------------------------------------------------------------

                                                     NOTE: If the account is more than one name, see
 PAYOR'S REQUEST FOR TAXPAYER                        the enclosed Guidelines on which number to give
 IDENTIFICATION NUMBER (TIN)                         the payor.
-------------------------------------------------------------------------------------------------------
 For Payee Exempt from Backup Withholding, see the enclosed Guidelines and complete as provided therein.
-------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b)
     I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
-------------------------------------------------------------------------------------------------------

 The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
 SIGNATURE X -------------------------------------------------- DATE --------------------, 2000
-------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        INSTRUCTIONS TO RECORD HOLDERS FOR COMPLETING THE ELECTION FORM

THE DEPOSITARY MUST RECEIVE YOUR ELECTION FORM AND ALL REQUIRED DOCUMENTS BEFORE 5:00 P.M., EASTERN DAYLIGHT TIME, ON AUGUST 14, 2000.

     The enclosed election form relates to the proposed combination of our voting Class A and non-voting Class B common shares into a single class of voting common shares, on a one share for one share basis, and the limited opportunity to sell all or a portion of your shares to Smucker for an $18.50 per share cash price.

WHAT WILL I RECEIVE AS A RESULT OF THE COMBINATION IF IT IS APPROVED?

     In exchange for each Class A and Class B common share that you own, you will have the right to receive, subject to the limitations described below:

     - $18.50 in cash; or

     - one new Smucker voting common share.

     We will not pay more than $100 million in cash in the aggregate to our shareholders in connection with the combination, and will pay that cash to our shareholders only if the combination is approved. All of the election forms must be received prior to the election deadline of 5:00 p.m., Eastern Daylight Time, on August 14, 2000. Once this deadline passes, we will determine the exact amount of cash to be distributed to you (if you have returned a completed election form indicating that you wish to receive cash). You may receive less than the amount of cash you elected. Each Class A and Class B common share that is not converted into cash will be converted into one new voting common share of Smucker.

HOW DO I TELL SMUCKER WHETHER I WANT NEW SHARES OR CASH?

     The election form is enclosed. In order to receive cash, you must complete, sign, and return the election form. If the Depositary does not receive your completed election form before 5:00 p.m., Eastern Daylight Time, on August 14, 2000, you will receive new Smucker common shares.

     It is possible that you will not receive cash in exchange for all of the shares for which you have made a cash election due to the limitations on the payment of cash discussed in the previous answer.

WHAT DO I NEED TO DO IF I WANT TO ELECT TO RECEIVE CASH FOR ANY OF MY CLASS A OR CLASS B COMMON SHARES?

     Please complete the following items on the election form and send the form with the certificates representing your Class A or Class B common shares to the Depositary for receipt on or before 5:00 p.m., Eastern Daylight Time, on August 14, 2000:

     - Description of Certificates Surrendered (on page 1 of the election form)

     - Election (on page 2 of the election form)

     - Signatures Required of All Shareholders Submitting this Election Form (on page 2 of the election form )

     - Substitute Form W-9 (on page 4 of the election form)

     If you wish to deliver the certificates for shares being sold by means of a guaranteed delivery procedure, you must also send in the enclosed form entitled "Notice of Guaranteed Delivery." Please contact our Depositary at 1-800-245-7630 if you wish to deliver the certificates for shares being sold by means of a guaranteed delivery procedure and do not understand the enclosed form.

     Please contact our Depositary at 1-800-245-7630 if you wish to have the check issued to you in payment for shares:

     - made payable to the order of a person other than the person(s) signing the election form; or

     - sent to someone other than the person(s) signing the election form; or

     - sent to the person(s) signing this form but at an address other than that shown on the election form.

WHAT DO I NEED TO DO IF I WANT TO ELECT TO RECEIVE NEW COMMON SHARES FOR ALL OF MY CLASS A OR CLASS B COMMON SHARES?

     If you wish to receive one new voting common share of Smucker for each of your Class A and Class B common shares, you do not need to submit the enclosed election form to the Depositary or mail in your share certificate(s). If the combination is approved, each of your Class A and Class B common shares will automatically be converted into one new voting common share of Smucker. There is no need to exchange your share certificates.

WHEN WILL I RECEIVE THE CASH OR NEW COMMON SHARES?

     If you receive one new voting common share of Smucker for each of your Class A and Class B common shares, you will not receive new share certificates from the Depositary. Your share certificates representing Class A or Class B common shares will automatically represent new voting common shares of Smucker following the combination.

     If you have elected to receive cash for some or all of your Class A or Class B common shares of Smucker, as soon as practicable after the effective time of the combination the Depositary will mail to you:

     - a cash payment by check with respect to each Class A and Class B common share that is included in your effective cash election and not subject to proration; and

     - a certificate representing one new voting common share for each Class A or Class B common share as to which:

       - you have not elected to receive cash, and

       - you have elected to receive cash but are receiving new common shares because our shareholders have elected to receive cash in an aggregate amount that exceeds $100 million.

     Please remember that you might not receive cash in exchange for all of the shares for which you have made an effective cash election due to the $100 million limit on cash payments to be made to shareholders.

DO I NEED TO SEND IN MY SHARE CERTIFICATES?

     If you wish to elect to receive cash for some or all of your Class A or Class B common shares, you must send in your share certificates with the enclosed election form or by means of a guaranteed delivery procedure. Please contact the Depositary, as discussed above, if you need assistance in completing the form to deliver your certificates by means of a guaranteed delivery procedure.

     If you have not completed and returned the election form indicating that you elect to receive cash for any of your Class A or Class B common shares, you do not need to return the enclosed election form, nor do you need to return your share certificates. Your share certificates representing Class A or Class B common shares will automatically represent new voting common shares of Smucker following the combination.

WHAT SHOULD I DO IF MY CLASS A OR CLASS B SHARE CERTIFICATES HAVE BEEN LOST, STOLEN, OR DESTROYED?

     If any of your Class A or Class B share certificates have been lost, stolen, or destroyed, you should contact our Depositary at 1-800-245-7630 as soon as possible.

WHAT HAPPENS IF I DO NOT RETURN THE ELECTION FORM?

     If you do not return the election form, which must be received by the Depositary before 5:00 p.m., Eastern Daylight Time, on August 14, 2000, you will receive one new voting common share of Smucker for each of your Class A and Class B common shares.

HOW SHOULD I SIGN THE ELECTION FORM AND THE CERTIFICATES AND DOCUMENTS THAT I SUBMIT WITH THE ELECTION FORM?

     You should sign the election form according to the procedures below that apply to you:

     - If you are the registered holder of the Class A and Class B common shares covered by the form, the signatures must correspond with the names on the face of the certificate(s) for the Class A and Class B common shares covered by the form, without alteration or any other change whatsoever.

     - If any of the Class A and Class B common shares covered by the election form are registered in the names of two or more persons, all of these persons must sign the form. If you have multiple certificates, each registered in the names of different holders, it will be necessary to complete, sign, and submit as many separate election forms as there are different registrations of the certificates.

     - If you are the registered holder of the Class A and Class B common shares covered by the election form, no endorsements of certificates or separate stock powers are required, unless a check is to be payable to the order of a person other than the registered holders of the shares.

     - If a check is to be payable to the order of a person other than the registered holders of the shares, you must contact our Depositary at 1-800-245-7630 for further instruction.

     - If the election form is signed by a person other than the registered holder of the Class A and Class B common shares covered by the form, you must contact our Depositary at 1-800-245-7630 for further instruction.

     - If the election form or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and must submit proper evidence satisfactory to the Depositary of such person's authority.

WHAT HAPPENS IF I SEND THE ELECTION FORM TO SOMEONE OTHER THAN THE DEPOSITARY?

     You should return the election form and all other required documents to the Depositary at the address indicated below in the enclosed brown envelope. Delivery of the election form to a different address will not constitute a valid delivery and will result in your receiving one new voting common share of Smucker for each of your Class A and Class B common shares. DO NOT SEND THE ELECTION FORM WITH YOUR PROXY CARD.

WHAT IF I CHANGE MY MIND AFTER SENDING IN THE ELECTION FORM?

     You may revoke your election at any time before 5:00 p.m., Eastern Daylight Time, on August 14, 2000 by notifying the Depositary in writing at the address indicated below. If you want to change your election, contact our Depositary at 1-800-245-7630 for further instructions.

HOW CAN I GET MORE HELP OR OBTAIN MORE COPIES OF THE ELECTION FORM?

     If you need assistance or if you need additional copies of this election form, of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, of Form W-8, or of the proxy statement/prospectus, contact Corporate Investor Communications, Inc. at 1-888-560-9903.

WHERE CAN I FIND MORE INFORMATION ABOUT THE ELECTION PROCESS?

     The election process is summarized under the caption "The Combination -- Manner of Electing Cash or Shares" in the proxy statement/prospectus of The J.
M. Smucker Company, dated July   , 2000 that was sent to you with this election
form. The election process is also described in the agreement governing the combination, which is attached to the proxy statement/prospectus as Annex A. You should read the agreement governing the combination and the proxy statement/prospectus carefully before making an election. Among other matters, you should read carefully the information contained in the proxy statement/prospectus under the caption "Special Factors -- Material Federal Income Tax Consequences."

WHAT IS THE DEPOSITARY'S ADDRESS?

     Depending on the method of delivery that you choose to use, the Depositary's address is as follows:

                  By Mail:                                  By Hand or Courier:
    Computershare Investor Services, LLC           Computershare Investor Services, LLC
             Wall Street Station                             Wall Street Plaza
                P.O. Box 1023                           88 Pine Street, 19th Floor
        New York, New York 10268-1023                    New York, New York 10005

     The Depositary can also be contacted at 1-800-245-7630.

BY SIGNING THE ELECTION FORM WHAT AM I AGREEING TO?

     By signing the election form and submitting the form to the Depositary, you are agreeing to all of the terms of the election form, these instructions, and the following statements:

     - You received the proxy statement/prospectus accompanying the election form.

     - Any cash election made in connection with the combination is subject to the proration provisions described in the agreement governing the combination, which is attached to the proxy statement/prospectus as Annex A.

     - You authorize the Depositary to deliver to Smucker the Class A and Class B common shares covered by the election form and to receive from Smucker, on your behalf, any check for the cash to be received in the combination for the Class A and Class B common shares to which the election form applies.

     - You understand that all questions as to the validity, form, and eligibility of any election and delivery and/or surrender of certificates under the election form will be determined by the Depositary or as otherwise provided by the agreement governing the combination, that any determinations of this kind will be final and binding, and that neither Smucker nor the Depositary are under any obligation to notify you of any defect in the election form.

     - You authorize the Depositary to issue any check to the registered holders at the addresses listed on page 1 of the election form.

     - You understand that no authority conferred by the election form or agreed to be conferred will be affected by, and all authority of this kind will survive, your death or incapacity and that all of your obligations under the election form will be binding on your heirs, personal representatives, successors, and assigns.

     - You represent and warrant that you have full power and authority to complete and deliver the election form and to surrender the certificates surrendered with it free and clear of any liens, claims, charges, or encumbrances whatsoever. Unless you otherwise endorse your stock certificates or a stock power, the election form will be treated as a stock power endorsed by you.

     - If requested, you agree to execute and deliver all additional documents deemed by the Depositary or Smucker to be necessary or desirable to complete the assignment, transfer, cancellation, and retirement of the Class A and Class B common shares covered by the election form.

     - You understand that the election form will be effective only when it is received by the Depositary and that the method of delivery that you choose to use to deliver the form, any share certificates, and any other documents is at your risk. You agree to bear the risk of loss of the certificates until the Depositary has actually received the certificates. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery by 5:00 p.m., Eastern Daylight Time, on August 14, 2000.

     - You understand that neither Smucker nor the Depositary will be liable to any holder of Class A or Class B common shares for any cash delivered to a public official pursuant to any applicable abandoned property, escheat, or similar law.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social Security numbers have nine digits separated by two hyphens; i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen; i.e., 00-0000000. The table below will help determine the number to give the payor.

------------------------------------------------------------
                                          GIVE THE NAME AND
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:             NUMBER OF:
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designed ward,      incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
     trust account (grantor is also      trustee(1)
     trustee)
     b. So-called trust account that is  The actual owner(1)
     not a legal or valid trust under
     state law
------------------------------------------------------------

------------------------------------------------------------
                                          GIVE THE NAME AND
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:             NUMBER OF:
------------------------------------------------------------
 8.  Sole proprietorship account         The owner(4)
 9.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) Circle the ward's, minor's, or incompetent person's name and furnish such person's Social Security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure may be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                           YOUR TAX CONSULTANT OR THE
                           INTERNAL REVENUE SERVICE.

                         NOTICE OF GUARANTEED DELIVERY

         YOU MAY DISREGARD THIS FORM IF YOU DO NOT WISH TO DELIVER YOUR SHARE CERTIFICATES BY MEANS OF A GUARANTEED DELIVERY PROCEDURE.

     PLEASE CONTACT OUR DEPOSITARY, COMPUTERSHARE INVESTOR SERVICE, LLC, AT 1-800-245-7630 IF YOU HAVE ANY QUESTIONS ON THIS FORM.

     Instead of forwarding your certificates with the election form, you may deliver your certificates under the guaranteed delivery procedure. To use the guaranteed delivery procedure in connection with the election form, have the guarantor complete and execute the Guarantee of Delivery below. The guarantor must be:

     - a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc.; or

     - a commercial bank or trust company having an office or correspondent in the United States; or

     - another entity that is a member in good standing of the Securities Transfer Association's Medallion Program.

     Deliver this completed form with your completed election form so that they are received by the Depositary before 5:00 P.M., Eastern Daylight Time, on August 14, 2000.

     Instruct the guarantor to deliver the certificates in proper form for transfer to the Depositary no later than 5:00 p.m., Eastern Daylight Time, on the third trading day after the date of execution of the Guarantee of Delivery below. IF THE GUARANTOR FAILS TO DELIVER THE CERTIFICATES ON A TIMELY BASIS IN ACCORDANCE WITH APPLICABLE GUARANTEED DELIVERY PROCEDURES, YOUR CASH ELECTION FOR THOSE CERTIFICATES WILL BE VOID.

                           THE J. M. SMUCKER COMPANY
                             GUARANTEE OF DELIVERY

                    (TO BE USED ONLY IF CERTIFICATES ARE NOT
                          SURRENDERED WITH THIS FORM)

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees delivery to the Depositary (at its address set forth in the enclosed election form) of the certificates for the Class A and Class B common shares of The J. M. Smucker Company to which this form relates, duly endorsed in blank or otherwise acceptable in form for transfer on the books of The J. M. Smucker Company no later than 5:00 P.M., Eastern Daylight Time, on the third trading day after the date of execution of the Guarantee of Delivery.

Dated:____________________, 2000

No. of Class A Common Shares: ____________

No. of Class B Common Shares: ____________

Name of Firm: __________________________________________________________________

                             (AUTHORIZED SIGNATURE)

Address: _______________________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________


Telephone Number (including area code): ________________________________________